SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

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                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  JUNE 24, 1997

                             NTL INCORPORATED
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             (Exact Name of Registrant as Specified in Charter)


         Delaware              0-22616             52-1822078
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     (State or Other         (Commission          (IRS Employer
     Jurisdiction of          File Number)         Identification No.)
     Incorporation)


     110 East 59th Street, New York, New York          10022
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     (Address of Principal Executive Offices)        (Zip Code)

     Registrant's Telephone Number, including area code (212)906-8440





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       (Former Name or Former Address, if Changed Since Last Report)

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     Item 5.   Other Events.

           On June 24, 1997, NTL Incorporated (formerly International CableTel Incorporated (the "Company")) confirmed that the Independent Television Commission (ITC) has announced that its subsidiary, Digital Television Network (DTN) was not awarded a license for digital terrestrial television, but that the licenses for each of the three multiplexes were awarded to British Digital Broadcasting.


            A copy of the press release issued by the Company announcing the above is attached hereto as an exhibit and incorporated herein by reference.


     Item 7.   Financial Statements and Exhibits


     Exhibits

        99     Press Release issued June 24, 1997.


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                                SIGNATURES



              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      NTL INCORPORATED
                                        (Registrant)


                                      By: /s/ Richard J. Lubasch
                                      Name:   Richard J. Lubasch
                                      Title:  Senior Vice President-
                                              General Counsel


     Dated: June 25, 1997


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                               EXHIBIT INDEX



     Exhibit                                                  Page


       99        Press Release issued June 24, 1997.